DigitalBridge Completes Deconsolidation of Vantage SDC
Finalizes Corporate Transition to Pure-Play Alternative Asset Manager
Dedicated to Digital Infrastructure
Achieves Key 2023 Simplification Initiative Including
De-Leveraging of Balance Sheet

BOCA RATON, Fla.--(BUSINESS WIRE)—January 10, 2024-- DigitalBridge Group, Inc. (NYSE: DBRG) (“DigitalBridge” or the “Company”) today announced that following the execution of a series of agreements, including the conversion of certain earnout payments to investors in Vantage SDC (Stabilized Data Centers) to equity interests in Vantage SDC and the modification of certain governance rights of Vantage SDC in connection therewith on December 31, 2023, DigitalBridge no longer holds a controlling financial interest in Vantage SDC and will deconsolidate Vantage SDC effective December 31, 2023.
Marc Ganzi, CEO of DigitalBridge, said, “I am pleased to report that today we are a pure-play alternative asset manager, fully aligned with our investment partners to drive long-term returns powered by the secular demand for digital infrastructure and our history of building value in the sector. With the deconsolidation of Vantage SDC, we achieved a key 2023 objective, simplifying our business profile and reporting structure, while continuing to maintain financial exposure to Vantage SDC’s high-quality data center assets serving key power-constrained North American markets.”
Vantage SDC was the sole remaining asset in the Company’s Operating segment, which will be discontinued, with investment management as DigitalBridge’s sole line of business as of December 31, 2023. The Company’s equity investment in Vantage SDC, representing a 12.8% ownership interest (diluted from 13.1% as part of this transaction and excluding interests held by limited partners in vehicles managed and consolidated by the Company) will be carried under Investments on the Company’s balance sheet.
Vantage SDC is a portfolio of 13 hyperscale data centers serving 4 North American markets and is managed and operated by Vantage Data Centers.

About DigitalBridge
DigitalBridge (NYSE: DBRG) is a leading global alternative asset manager dedicated to investing in digital infrastructure. With a heritage of over 25 years investing in and operating businesses across the digital ecosystem including cell towers, data centers, fiber, small cells and edge infrastructure, the DigitalBridge team manages $75 billion of digital infrastructure assets on behalf of its limited partners and shareholders. Headquartered in Boca Raton, Florida, DigitalBridge has key offices in New York, Los Angeles, London, Luxembourg and Singapore. For more information, visit: www.digitalbridge.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include changes to the level of demand for digital infrastructure, anticipated changes in our financial reporting following the deconsolidation of Vantage SDC and other risks and uncertainties, including those detailed in DigitalBridge’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other reports filed from time to time with the U.S. Securities and Exchange Commission. All forward-looking statements reflect DigitalBridge’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. DigitalBridge cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. DigitalBridge is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and DigitalBridge does not intend to do so.

INVESTOR RELATIONS
Severin White
Managing Director, Head of Investor Relations
+1 212.547.2777
severin.white@digitalbridge.com

PRESS & MEDIA
Joele Frank, Wilkinson Brimmer Katcher for DigitalBridge
Jon Keehner / Sarah Salky
+1 212.355.4449
dbrg-jf@joelefrank.com